                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 18, 2003 (June 6, 2003)
                                                   ----------------------------



                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             OHIO                      0-13507             34-1395608
-------------------------------    ---------------     -------------------
 (State or other jurisdiction     (Commission File        (IRS Employer
       of incorporation)               Number)         Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                        Index to Exhibits is on Page 5.
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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              On June 6, 2003, Rurban Financial Corp. ("Rurban") and its subsidiary, RFC Banking Company ("RFCBC"), completed the sale of RFCBC's remaining branches located in Findlay, McComb and Ottawa, Ohio to First Federal Bank of the Midwest ("First Federal Bank"), a subsidiary of First Defiance Financial Corp. The transaction included the sale to First Federal Bank of approximately $97 million in loans and other assets and the assumption by First Federal Bank of approximately $161 million in deposits and other liabilities. RFCBC received a deposit premium of approximately $13 million. The sale excluded approximately $32 million of loans, which have a net book value of approximately $27 million. RFCBC has ceased doing a banking business and will operate as a loan subsidiary of Rurban in servicing and working out the retained loans.

              The transaction and the determination of the consideration to be paid by First Federal were accomplished through arms-length negotiations between Rurban's and RFCBC's management and First Federal Bank's management. There was no material relationship between First Federal Bank and Rurban or any of Rurban's affiliates, any of Rurban's directors or officers, or any associate of any such Rurban director or officer, prior to this transaction.

              For further information regarding the terms of the sale to First Federal Bank, see the Purchase and Assumption Agreement, dated February 22, 2003, by and among Rurban, RFCBC and First Federal Bank, which was previously filed as Exhibit 2 to Rurban's Current Report on Form 8-K dated February 25, 2003, and is incorporated into this report by reference.

              A copy of the press release announcing the completion of the sale to First Federal Bank is filed as an exhibit to this report.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              Not applicable.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.


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              (b)   The required pro forma financial information will be filed by amendment to this report no later than August 20, 2003.

              (c)   Exhibits.

                    EXHIBIT NUMBER                       DESCRIPTION
                    --------------                       -----------

                             2                Purchase and Assumption
                                              Agreement dated February
                                              22, 2003 by and among
                                              Rurban Financial Corp., RFC
                                              Banking Company and First
                                              Federal Bank of the Midwest
                                              (previously filed as
                                              Exhibit 2 to Registrant's
                                              Current Report on Form 8-K
                                              dated February 25, 2003
                                              (File No. 0-13507), and
                                              incorporated herein by
                                              reference).

                             99 Press Release of the Registrant dated June 9, 2003 (included herewith).

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       REGULATION FD DISCLOSURE.

              Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

              Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

              Not applicable.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              Not applicable.

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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RURBAN FINANCIAL CORP.



Date:  June 18, 2003          By:  /s/ James E. Adams
                                 ----------------------------------------
                                   James E. Adams, Executive Vice President and
                                   Chief Executive Officer



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                                INDEX TO EXHIBITS
                                -----------------


       EXHIBIT NUMBER                                 DESCRIPTION
       --------------                                 -----------

              2 Purchase and Assumption Agreement dated February 22, 2003 by and among Rurban Financial Corp., RFC Banking Company and First Federal Bank of the Midwest (previously filed as Exhibit 2 to Registrant's Current Report on Form 8-K dated February 25, 2003 (File No. 0-13507), and incorporated herein by reference).

             99 Press Release of the Registrant dated June 9, 2003 (filed herewith).


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